                                                                   EXHIBIT 10.13


                           MEMBERSHIP PLEDGE AGREEMENT


     This MEMBERSHIP PLEDGE AGREEMENT (this "Agreement") is entered into as of December 13, 1999 by and between BINGHAM FINANCIAL SERVICES CORPORATION, a Michigan corporation ("Pledgor") and SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan Limited Partnership ("Secured Party").

                                    RECITALS:

     A. Pledgor is the sole member of Bloomfield Acceptance Company, L.L.C., and of Bloomfield Servicing Company, L.L.C.

     B. Pledgor executed and delivered to Sun Communities, Inc. a Term Promissory Note in the original principal amount of $4,000,000, dated September 30, 1997, which note was assigned and delivered by Sun Communities, Inc. to Secured Party on December 31, 1997 (the "Term Note").

     C. Pledgor has executed and delivered to Secured Party a Demand Promissory
Note in favor of Secured Party in the original principal amount of $10,000,000 dated March 30, 1999 (the "First Demand Note").

     D. Pledgor has executed and delivered to Secured Party a Demand Promissory
Note in favor of Secured Party in the original principal amount of $50,000,000 dated December 13, 1999 (the "Second Demand Note").

     E. Pledgor has entered into and may in the future enter into various agreements with Secured Party, pursuant to which Pledgor may have various contractual, indemnification, warranty and/or other obligations to Secured Party (the "Contractual Obligations").

     F. To secure the prompt satisfaction by Pledgor of Pledgor's obligations to Secured Party under the Term Note, the First Demand Note, the Second Demand Note, the Contractual Obligations and all other obligations of Pledgor to Secured Party, Pledgor has agreed to execute and deliver this Agreement to Secured Party.

     NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants contained herein, the parties agree as follows:

     NOW, THEREFORE, for and in consideration of the foregoing Recitals, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties agree as follows:

     1. DEFINED TERMS. Unless otherwise defined in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:


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        "BOOKS" means all books, records, financial information and correspondence relating to the Collateral.

        "COLLATERAL" has the meaning set forth in Section 2 of this Agreement.

        "COMPANIES" means Bloomfield Acceptance Company, L.L.C., Bloomfield Servicing Company, L.L.C. and any and all other membership interests in which Pledgor has or in the future acquires.

        "DISTRIBUTIONS" has the meaning set forth in Section 2 of this Agreement.

        "EVENT OF DEFAULT" means (i) any material default under this Agreement, or (ii) any Event of Default (as defined in the Term Note or in the Demand
Note), after taking into account all applicable cure periods.

        "GOVERNING DOCUMENTS" means, with respect to any Person, the certificate (or articles) of incorporation, by-laws, any agreement among the shareholders, partners or members of such Person, partnership agreement, certificate of partnership, articles of organization, operating agreement, all amendments to any of the foregoing and all other governing documents of such Person.

        "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement or any lease in the nature thereof) and any agreement to give or refrain from giving any lien, mortgage, pledge, assignment, security interest, charge or other encumbrance of any kind.

        "MEMBERSHIP INTERESTS" means all of Pledgor's right, title and interest in and to the Companies now owned or hereafter acquired.

        "NOTES" means the Term Note, the First Demand Note, the Second Demand Note and the other promissory notes executed by Pledgor in favor of Secured Party.

        "OBLIGATIONS" means Pledgor's obligations under the Notes and under the Contractual Obligations.

        "PERMITTED LIENS" means any Liens both consented to in writing by Secured Party and identified on the attached Exhibit A.

        "PERSON" OR "PERSONS" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, lenders, trust companies, land trusts, vehicle trusts, business trusts or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.


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


        "PROCEEDS" means whatever is received upon the sale, exchange or other disposition of the Collateral.

        "REQUIREMENTS OF LAW" means, with respect to any Person, the Governing Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

        "SECURED PARTY" has the meaning set forth in the preamble to this Agreement.

        "UCC" means the Uniform Commercial Code as in effect in the State of Michigan; provided that if by reason of mandatory provisions of law, the perfection or effect of perfection or nonperfection of the security interest in any Collateral or the availability of any remedy under this Security Agreement is governed by the Uniform Commercial Code in effect in any other jurisdiction, "UCC" means the Uniform Commercial Code in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or nonperfection or availability of such remedy.

     2. GRANT OF SECURITY INTEREST AND PLEDGE. As security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations due Secured Party, Pledgor hereby pledges, assigns, hypothecates, transfers and delivers to Secured Party, and grants to Secured Party, a first lien on and continuing security interest in the following property, whether now existing or hereafter acquired (collectively, the "Collateral"):

        2.1. the Membership Interests;

        2.2. to the extent not otherwise included, all Proceeds of the Membership Interests; and

        2.3. any and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed to Pledgor in respect of, or in exchange for, the items described in Sections 2.1 and
     2.2 above ("Distributions").

     If any of the Governing Documents of any of the Companies restricts or prohibits the pledge or assignment of any of the Membership Interests, this Agreement shall in all events be construed to be a permitted assignment of all of Pledgor's right, title and interest in and to all Distributions and Proceeds with respect to such Membership Interests of Pledgor. In the event that any such restriction or prohibition shall terminate or be modified in such a way as to permit the pledge or assignment of such Membership Interests, Pledgor shall promptly take all actions consistent with the requirements of this Agreement with respect to Collateral of the same nature not so restricted.


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     3. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants that:

        3.1. GOOD TITLE. Pledgor is the owner of the Collateral and has good and marketable title thereto free and clear of any and all Liens, except for those granted pursuant to this Agreement and also except for Permitted Liens. There are no outstanding grants, warrants, options or other agreements with respect to any of the Collateral, except for those granted pursuant to this Agreement and also except for Permitted Liens.

        3.2. NOTICE. On the written request of the Secured Party, Pledgor will execute and deliver notice and directions for payment, in form and substance satisfactory to Secured Party, to the Companies with respect to this Agreement, and will deliver to Secured Party in timely fashion, the acknowledgment of each of them, in form and substance satisfactory to Secured Party, of the assignment and pledge of the Membership Interests and/or Distributions and Proceeds pursuant to this Agreement.

        3.3. NO COMPETING FILINGS. No security agreement, financing statement or equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except as may have been filed in favor of Secured Party pursuant to this Agreement, or except for those evidencing Permitted Liens.

All of the foregoing representations and warranties shall be deemed to have been made on each and every day during which this Agreement is in effect.

     4. RIGHTS AND OBLIGATIONS OF SECURED PARTY.

        4.1. VOTING AND OTHER RIGHTS. So long as no Event of Default has occurred and is continuing, Pledgor shall be entitled to vote or consent with respect to the Membership Interests in any manner not inconsistent with this Agreement and shall have the right to all Distributions. Subject to the previous sentence, Pledgor hereby grants to Secured Party or its nominee an irrevocable proxy to exercise all voting and other rights and privileges relating to the Membership Interests, which proxy shall be effective immediately upon the occurrence of, and throughout the continuation of, an Event of Default and written notice to Pledgor of Secured Party's election to exercise such proxy, and shall be coupled with an interest. Secured Party may exercise all rights and privileges herein granted with respect to the Membership Interests without liability and Secured Party shall have no duty to exercise any of the aforesaid rights or privileges and shall not be responsible for any failure to do so or delay in so doing. Upon an Event of Default, Secured Party shall have a right to all Distributions.

        4.2. OBLIGATIONS OF SECURED PARTY. Beyond the exercise of reasonable care to assure the safe custody of the Collateral while Secured Party has a security interest in the Collateral, Secured Party shall have no duty or liability to preserve any rights pertaining to the Collateral. Secured Party shall not be liable for failure to collect or realize upon the Obligations



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

or any Collateral, or any part thereof, or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. Secured Party shall at no time incur any liability to the Companies or others for any losses, debts or other liabilities or obligations of the Companies unless Secured Party shall have acquired title to or possession of an interest in the Companies pursuant to the terms of this Agreement, which title or interest make it so liable.

        4.3. CONTINUING COMPLIANCE WITH GOVERNING DOCUMENTS. Secured Party shall not have any obligation or liability under any Governing Documents or otherwise with respect to the Companies by reason of this Agreement, or the sufficiency of any performance by any party under the Governing Documents, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

        4.4. TERMINATION. Upon full payment, satisfaction and termination of all of the Obligations, subject to any sale or other disposition by Secured Party of the Collateral pursuant to this Agreement, the Collateral then held by Secured Party will be returned to Pledgor and Secured Party will execute and deliver to Pledgor a UCC termination statement with respect to this Agreement and such other documents as may be necessary to terminate Secured Party's interest in the Collateral.

     5. COVENANTS. Pledgor covenants and agrees with Secured Party that until the Obligations are fully satisfied:

        5.1. FURTHER DOCUMENTATION. At any time and from time to time, upon the written request of Secured Party, Pledgor will promptly and duly execute and deliver any and all such further documents and take such further action as Secured Party may reasonably deem desirable in obtaining the full benefits of this Agreement and the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC with respect to the Liens granted hereby.

        5.2. COMPLIANCE WITH LAWS, ETC. Pledgor will comply, in all material respects, with all Requirements of Law applicable to the Collateral or any part thereof; provided, however, that Pledgor may contest any Requirements of Law in any reasonable manner, including making appropriate reserves, which shall not in the reasonable opinion of Secured Party adversely affect Secured Party's rights or the priority of its security interest in the Collateral.

        5.3. PAYMENT OF TAXES. Pledgor will pay and discharge all taxes, assessments and governmental charges imposed upon the Collateral or in respect of its income or profits therefrom, as and when such taxes, assessments and charges are due and payable.


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

        5.4. LIMITATION ON LIENS ON COLLATERAL. Pledgor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral other than Liens claimed from, through or under Secured Party, and will defend the right, title and interest of Secured Party in and to the Collateral and in and to the Proceeds and products thereof against the claims and demands of all Persons whomsoever. Pledgor will not sign or authorize the signing on his behalf of any financing statement naming him as Pledgor covering all or any portion of the Collateral, except financing statements naming Secured Party as secured party.

        5.5. LIMITATIONS ON DISPOSITION. Subject to the Governing Documents of the Companies, Pledgor will not sell, transfer or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so.

     6. SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT. Pledgor hereby irrevocably constitutes and appoints Secured Party and any manager, officer or agent thereof, with full power of substitution, as his true and lawful attorney-in-fact with full power and authority in the place and stead of Pledgor to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Pledgor hereby ratifies all that Secured Party shall do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and Secured Party shall not be responsible to Pledgor for any act or failure to act, except for Secured Party's gross negligence or willful misconduct.

     7. REMEDIES. If any Event of Default shall occur and be continuing (but without limitation of Pledgor's right to satisfy the Obligations prior to any disposition of the Collateral as hereinafter set forth):

        (a) Secured Party may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral).

        (b) Secured Party may sell or cause to be sold the Collateral, or any part thereof, at any public or private sale, in one or more sales or lots, at such price as Secured Party may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Collateral so sold shall thereafter hold the same absolutely, free from any Lien of any kind whatsoever. Pledgor agrees that any transfer or sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Any



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     requirement of reasonable notice shall be met if such notice is mailed to
     Pledgor at the address set forth in this Agreement at least ten (10) business days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale, is, to the extent permitted by law, waived by Pledgor. Secured Party may, in its own name, or in the name of designee or nominee, buy the Collateral at any public sale. Secured Party shall have the right to execute any document or form, in its name or in the name of Pledgor, which may be necessary or desirable in connection with such sale of Collateral.

        (c) Pledgor recognizes that Secured Party may be unable to effect a public sale or disposition of any or all of the Membership Interests, or any part or portion thereof, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), and other applicable securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof ("Qualified Investors"). Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition. If Secured Party shall solicit such offers from two (2) such Qualified Investors, then the acceptance by Secured Party of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral. Secured Party shall be under no obligation to delay a sale or disposition of the Membership Interests to permit the issuer of the Membership Interests to register such securities (or trust certificates representing such securities) for public sale under the Act, or under applicable state securities laws, even if the issuers of the Membership Interests would agree to do so.

        (d) Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales or dispositions of any portion or all of the Membership Interests, or any part thereof, valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at Pledgor's expense.

        (e) Secured Party shall apply the proceeds obtained by application of this Section 7 in the following order of priority:

        (i) To the payment of the reasonable costs, liabilities and advances incurred by Secured Party in protecting, exercising and enforcing its rights hereunder (including reasonable legal fees);

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        (ii)  To the payment of the accrued interest due under the Obligations, as provided for in the Notes;

        (iii) To the payment of unpaid principal under the Obligations, as provided for in the Notes; and

        (iv)  The remainder, if any, to Pledgor.

        (f) Pledgor expressly waives and releases all right to direct the order in which any of the Collateral shall be sold. Except as provided for herein, Pledgor further waives and releases all rights which are waivable under Article 9 of the UCC, whether such rights are waivable before or after default.

        (g) Pledgor acknowledges and agrees that a breach of any of the covenants contained in this Agreement will cause irreparable injury to Secured Party and that Secured Party has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Secured Party to seek and obtain specific performance of other obligations of Pledgor contained in this Agreement, that the covenants of Pledgor contained in this Agreement shall be specifically enforceable against Pledgor.

     8. COSTS AND EXPENSES. Pledgor shall pay all reasonable costs, fees and expenses of enforcing Secured Party's security interest in the Collateral, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral. If Pledgor fails promptly to pay any portion of the above expenses when due or to perform any other obligation of Pledgor under this Agreement (after giving effect to applicable cure periods, if any), Secured Party may, at its option, but shall not be required to, pay or perform the same and charge Pledgor's account for all reasonable costs and expenses incurred therefor, and Pledgor agrees to reimburse Secured Party therefor. All sums so paid or incurred by Secured Party for any of the foregoing, any and all other reasonable sums for which Pledgor may become liable hereunder and all reasonable costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by Secured Party in enforcing the security interest of Secured Party in the Collateral or any of its rights or remedies under this Agreement shall be payable on demand, shall constitute Obligations, shall bear interest until paid at the highest rate provided in the Note and shall be secured by the Collateral.

     9. MISCELLANEOUS.


        9.1. NOTICE. Any notice, election, demand, request, consent, approval, concurrence or other communication given or made under any provision of this Agreement shall be deemed to have been sufficiently given or made for all purposes only if it is in writing and it is: (i) delivered personally to the party to whom it is directed, (ii) sent by first class mail or overnight express mail, postage and charges prepaid, addressed to the party to whom it is

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directed, at his or its address set forth opposite his or its name below, or
(iii) telecopied to the party to whom it is directed, at his or its address set forth opposite his or its name below:


                     Pledgor Bingham Financial Services Corporation 260 East Brown Street
                                          Suite 200
                                          Birmingham, MI 48009
                                          Fax: 248-644-5760

                     Secured Party        Sun Communities Operating Limited
                                            Partnership
                                          31700 Middlebelt Rd., Suite 145
                                          Farmington Hills, MI  48334
                                          Fax:  248-932-3072


Except as otherwise expressly provided in this Agreement, any such notice, election, demand, request, consent, approval, concurrence or other communication
(i) given or made in the manner indicated in clause (i) above shall be deemed to be given or made on the day on which it was delivered; (ii) given or made in the manner indicated in clause (ii) above shall be deemed to be given or made on the second business day after the day on which it was deposited in a regularly maintained receptacle for the deposit of the United States' mail, or in the case of overnight express mail, on the business day immediately following the day on which it was deposited in a regularly maintained receptacle for the deposit of overnight express mail; and (iii) given or made in the manner indicated in clause (iii) above shall be deemed to be given or made when received by the telecopier owned or operated by the intended recipient thereof. A party may change his or its address for purposes of this Agreement by giving the other party notice of such change in the manner hereinbefore provided for the giving of notices.

        9.2. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        9.3. INDULGENCES NOT WAIVERS. Secured Party's failure, at any time or times hereafter, to require performance of any provision of this Agreement by Pledgor shall not waive, affect or diminish any right of Secured Party thereafter to demand compliance and performance therewith. Any suspension or waiver by Secured Party of an Event of Default under this Agreement shall not suspend, waive or affect any other Event of Default by Pledgor under this Agreement, whether the same is prior or subsequent thereto and whether of the same or of a


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different type. None of the undertakings, agreements, warranties, covenants and representations made by or with respect to Pledgor contained in this Agreement and no Event of Default by Pledgor shall be deemed to have been suspended or waived by Secured Party, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Secured Party and delivered to Pledgor.

        9.4. CONSTRUCTION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

        9.5. MODIFICATION OF AGREEMENT. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Secured Party and Pledgor.

        9.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Pledgor and Secured Party; provided, however, that Pledgor may not sell, assign or transfer any of his rights or obligations hereunder without the prior written consent of Secured Party.

        9.7. EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts and both such counterparts, taken together, shall constitute one and the same instrument. Copies (facsimile, photostatic or otherwise) of signatures to this Agreement shall be deemed to be originals and may be relied on to the same extent as the originals.

        9.8. SURVIVAL OF AGREEMENTS, REPRESENTATIONS, AND WARRANTIES. All agreements, representations and warranties, and indemnities made herein, shall survive the execution and delivery of this Agreement and the making of the loans secured hereunder.

        9.9. COMPLETE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and is intended as a complete statement of the terms and conditions of their agreement.

        9.10. GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN OAKLAND COUNTY, MICHIGAN. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN MICHIGAN, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF SECURED PARTY'S LIEN UPON SUCH COLLATERAL AND THE

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ENFORCEMENT OF SECURED PARTY'S OTHER REMEDIES WITH RESPECT TO SUCH COLLATERAL TO
THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF MICHIGAN. PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN OAKLAND COUNTY OF THE STATE OF MICHIGAN OR FEDERAL COURT LOCATED WITHIN THE SOUTHERN DIVISION, EASTERN DISTRICT OF MICHIGAN WITH SERVICE OF PROCESS TO BE MADE UPON PLEDGOR IN ACCORDANCE WITH APPLICABLE
MICHIGAN OR FEDERAL LAW AS THE CASE MAY BE. PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST PLEDGORS AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

        9.11. WAIVERS BY PLEDGORS. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT, THE NOTES OR ANY OF THE GOVERNING DOCUMENTS OF THE COMPANIES TO THE CONTRARY, PLEDGOR WAIVES: (I) THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE OBLIGATIONS OR THE COLLATERAL; (II) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY SECURED PARTY ON WHICH PLEDGOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER SECURED PARTY MAY DO IN THIS REGARD; AND (III) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.

        9.12. EXECUTION VOLUNTARY. PLEDGOR ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND ACKNOWLEDGES AND AGREES THAT (A) EACH OF THE WAIVERS SET FORTH HEREIN WERE KNOWINGLY AND VOLUNTARILY MADE; (B) THE OBLIGATIONS OF SECURED PARTY HEREUNDER AND UNDER THE NOTES, INCLUDING THE OBLIGATION TO ADVANCE AND LEND FUNDS, SHALL BE STRICTLY CONSTRUED AND SHALL BE EXPRESSLY SUBJECT TO PLEDGOR'S COMPLIANCE IN ALL RESPECTS WITH THE TERMS AND CONDITIONS HEREIN SET FORTH; AND (C) NO REPRESENTATIVE OF SECURED PARTY HAS WAIVED OR MODIFIED ANY OF THE PROVISIONS OF THIS AGREEMENT AS OF THE DATE HEREOF AND NO SUCH WAIVER OR MODIFICATION FOLLOWING THE DATE HEREOF SHALL BE EFFECTIVE UNLESS MADE IN ACCORDANCE WITH SECTION 9.5 HEREOF.

                         [SIGNATURES ON FOLLOWING PAGE]


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


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of December 13, 1999.


                                    PLEDGOR:

                                    BINGHAM FINANCIAL SERVICES
                                    CORPORATION,  a Michigan corporation


                                    By: /s/ Ronald A. Klein
                                       -----------------------------------------

                                    Its: President and Chief Executive Officer
                                        ----------------------------------------


                                    SECURED PARTY:

                                    SUN COMMUNITIES OPERATING LIMITED
                                    PARTNERSHIP, A MICHIGAN LIMITED
                                    PARTNERSHIP


                                    By:      Sun Communities, Inc., a Maryland
                                             corporation


                                    Its:     General Partner


                                    By:  /s/ Gary  A. Shiffman
                                       -----------------------------------------

                                    Its: President and Chief Executive Officer
                                        ----------------------------------------




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                                    EXHIBIT A


                                      None































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